UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 18, 2011
Date of Report (date of earliest event reported)
INTEVAC, INC.
(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26946 (Commission File Number)	94-3125814 (IRS Employer Identification Number)
3560 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices)
(408) 986-9888
(Registrant’s telephone number, including area code)
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At Intevac, Inc.’s (“Intevac”) Meeting of Stockholders (“Annual Meeting”) held on May 18, 2011, Intevac’s stockholders, upon the recommendation of Intevac’s board of directors, approved an amendment to the Intevac 2003 Employee Stock Purchase Plan (as amended, the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 300,000 shares and approved an amendment to the Intevac 2004 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 500,000 shares and approve the material terms of the Plan.
A brief summary of the ESPP is included as part of Proposal Two and a brief summary of the Plan is included as part of Proposal Three in Intevac’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2011 (the “Proxy Statement”). The summaries of the ESPP and the Plan contained in the Proxy Statement are qualified by and subject to the full texts of the ESPP and the Plan, which are incorporated by reference to this filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The matters voted upon at Intevac’s Annual Meeting held on May 18, 2011 and the results of such voting are set forth below:

				Abstentions
	Affirmative	Negative	Votes	and Broker
Proposal 1:Election of Directors	Votes	Votes	Withheld	Non-Votes
Norman H. Pond	18,999,895	N/A	146,007	2,398,027
Kevin Fairbairn	19,088,700	N/A	57,202	2,398,027
David S. Dury	19,093,396	N/A	52,506	2,398,027
Stanley J. Hill	18,897,608	N/A	248,294	2,398,027
Thomas M. Rohrs	19,036,779	N/A	109,123	2,398,027
John F. Schaefer	19,094,396	N/A	51,506	2,398,027
Ping Yang	19,093,574	N/A	52,328	2,398,027
All director nominees were duly elected.

				Abstentions
	Affirmative	Negative	Votes	and Broker
	Votes	Votes	Withheld	Non-Votes
Proposal 2: Proposal to approve an amendment to the Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 300,000 shares	18,351,432	104,763	—	3,087,734
Proposal 2 was approved.

				Abstentions
	Affirmative	Negative	Votes	and Broker
	Votes	Votes	Withheld	Non-Votes
Proposal 3: Proposal to approve an amendment to the Intevac 2004 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares	17,384,101	1,071,216	—	3,088,612
Proposal 3 was approved.

	Affirmative	Negative	Votes	and Broker
	Votes	Votes	Withheld	Non-Votes
Proposal 4: Ratification of Grant Thornton LLP as independent public accountants for the fiscal year ending December 31, 2011	21,442,373	70,965	—	30,591
Proposal 4 was approved.

				Abstentions
	Affirmative	Negative	Votes	and Broker
	Votes	Votes	Withheld	Non-Votes
Proposal 5:An Advisory Vote on Executive Compensation	18,117,143	299,876	—	3,126,910
The compensation of the named executive officers as disclosed in the Proxy Statement was approved on an advisory basis.

					Abstentions
	One	Two	Three	Votes	and Broker
	Year	Years	Years	Withheld	Non-Votes
Proposal 6: An Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	7,979,517	935,102	9,501,221	—	3,128,089
The option of holding the advisory vote on executive compensation every three years was approved on an advisory basis by a majority of the votes cast on the proposal.
Consistent with the stated preference of a majority of the Company’s stockholders and the recommendation of management, the Board of Directors determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	2003 Employee Stock Purchase Plan, as amended (*)
10.2	2004 Equity Incentive Plan, as amended (*)
* Previously filed as an exhibit to the Company’s Form 10-Q filed May 3, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: May 19, 2011	/s/ JEFFREY ANDRESON
Jeffrey Andreson
Executive Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary